Dear Shareholder:
--------------------------------------------------------------------------------
    We are pleased to submit our annual report for the period ended December 31, 1995.

    The Lexington Convertible Securities Fund participated in the financial markets' gains in 1995. Comparative total return performance measurements for the periods ended December 31, 1995 are:

                                                          1 Year       5 Years
                                                          ------       -------
    Lexington Convertible Securities Fund ............... +18.63%*     +109.52%*
    Lipper Convertible Fund Average ..................... +20.81%      +105.01%
    Standard & Poor's 500 Stock Price Index (unmanaged) . +37.53%      +115.17%
    Lehman Gov./Corp. Bond Index ........................ +19.24%      + 59.63%

    The Fund's positive performance was somewhat constrained because its portfolio was defensively invested in deference to an above average level of risk in the stock market. This investment posture is in keeping with the strategy of conservation of shareholder's capital during higher risk market periods.

    As 1996 begins, we see an environment unfolding that could prove very beneficial to our portfolio strategy. The economy has clearly decelerated, and the risk of inflationary pressures has subsided. This has materially reduced the chance of upward pressure on interest rates that, in turn, is resulting in moderately bullish readings in the important group of monetary and economic factors influencing the financial markets. They are, to a great degree, offsetting the negative readings of valuation, sentiment and portfolio liquidity indicator categories.

    As the economy continues to show sub-par growth, we expect corporate earnings, in general to be lackluster with many disappointments for those companies whose earnings are cyclically dependent on the general economy. This should lead initially to some consolidation in the stock market gains in the first part of the year. A consolidation would have the beneficial impact of relieving many of the negative readings now apparent in a variety of non-monetary indicators. The end result would be to materially reduce overall market risk.

    Just as important would be a shift in investor's emphasis towards allocating portfolios to companies that have a unique and strategic advantage giving them superior growth potential and whose earnings grow relatively independent of the economy overall. These companies often have one or more of the following characteristics:

         1. Pricing control that often is indicative of a dominant market share;

         2. A recurring revenue stream; or,

         3. A sustainable rapidly growing market for their products or services, that is not overly dependent on the growth of the general economy.

    It is these types of high quality niche growth companies that we are emphasizing in the Fund's portfolio.

    We appreciate your continued support and welcome the opportunity to discuss any questions you may have about your investment.

                                   Sincerely,





Robert M. DeMichele                    Richard B. Russell
Chairman of the Board                  President and Portfolio Manager
January, 1996                          January, 1996
____________________________________________________________________________
                                    GRAPH
    Paper version of this shareholder report contains a graph comparing the changes in value of a $10,000 investment in
                   Lexington Convertible Securities Fund,
           the unmanaged Standard & Poor's 500 Stock Price Index and
         the unmanaged Lehman Brothers Government/Corporate Bond Index
____________________________________________________________________________

*18.63%, 15.94% and 11.11% are the one and five year and since commencement (1/20/88) average annual standard total returns, respectively, for the period ended December 31, 1995. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance.

Lexington Convertible Securities Fund
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995

Left Col.

Number of
Shares or
Principal                                                               Value
 Amount                       Security Description                     (Note 1)
--------------------------------------------------------------------------------

              CONVERTIBLE BONDS: 41.5%
              Computer Software & Services: 9.3%
$  875,000    Automatic Data Processing Services, Inc.
                0.00%1, due 02/20/2012 ............................  $  427,656
   300,000    Sterling Software, Inc.,
                5.75%, due 02/01/2003 .............................     660,045
                                                                     ----------
                                                                      1,087,701
                                                                     ----------
              Consumer Products: 3.2%
   400,000    McKesson Corporation
                (Armor All Products),
                4.50%, due 03/01/2004 .............................     375,000
                                                                     ----------
              Diversified Companies: 5.0%
   240,000    Thermo Electron Corporation,
                4.625%, due 08/01/1997 ............................     580,469
                                                                     ----------
              Financial Services Industry: 4.5%
   325,000    First Financial Management Corporation,
                (First Data Corporation), 5.00%,
                due 12/15/1999 ....................................     530,969
                                                                     ----------
              Industrial Services: 3.6%
   365,000    Olsten Corporation,
                4.875%, due 05/15/03 ..............................     423,400
                                                                     ----------
              Machinery: 4.2%
   350,000    Raymond Corporation,
                6.50%, due 12/15/03 ...............................     484,750
                                                                     ----------
              Retail Stores (Specialty line): 4.1%
   500,000    Pep Boys Corporation,
                4.00%, due 09/01/1999 .............................     480,000
                                                                     ----------
              Telecommunications Service: 4.0%
 1,300,000    United States Cellular Corporation,
                0.00%1, due 06/15/15 ..............................     463,125
                                                                     ----------
              Toys: 3.6%
 1,205,000    Time Warner, Inc. (Hasbro),
                0.00%1, due 12/17/2012 ............................     415,725
                                                                     ----------
              TOTAL CONVERTIBLE BONDS
                (cost $3,917,712) .................................   4,841,139
                                                                     ----------


(Right Column)

Number of
Shares or
Principal                                                               Value
 Amount                       Security Description                     (Note 1)
--------------------------------------------------------------------------------

              COMMON STOCKS: 20.9%
              Electronics: 3.3%
     8,604    Avnet, Inc. .........................................  $  385,029
                                                                     ----------
              Medical Services: 2.7%
     8,392    Salick Health Care, Inc. ............................     312,602
                                                                     ----------

              Mobile Homes: 14.9%
    46,872    Clayton Homes, Inc. .................................   1,001,900
    18,997    Oakwood Homes Corporation ...........................     729,009
                                                                     ----------
                                                                      1,730,909
                                                                     ----------

              TOTAL COMMON STOCKS
               (cost $773,401) ....................................   2,428,540
              TOTAL LONG-TERM INVESTMENTS .........................   7,269,679

              SHORT-TERM INVESTMENTS: 37.6%
              U.S. Government Obligations
 $ 500,000    U.S. Treasury Bills
                5.28%, due 01/04/96 ...............................     499,780
 1,400,000    U.S. Treasury Bills
                5.33% due 01/04/96 ................................   1,399,378
   100,000    U.S. Treasury Bills
                5.29% due 02/08/96 ................................      99,442
   900,000    U.S. Treasury Bills
                5.33% due 02/29/96 ................................     892,138
   700,000    U.S. Treasury Bills
                4.29% due 03/14/96 ................................     693,016
   400,000    U.S. Treasury Bills
                5.23% due 03/14/96 ................................     395,836
   400,000    U.S. Treasury Bills
                5.295% due 05/09/96 ...............................     392,621
                                                                     ----------
              TOTAL SHORT-TERM INVESTMENTS
                (cost $4,371,923) .................................   4,372,211
                                                                     ----------

             TOTAL INVESTMENTS: 100.0%
              (cost $9,063,036+) (Note 1) .........................  11,641,890

             Liabilities in excess of other assets ................      (1,329)
                                                                     ----------

             TOTAL NET ASSETS: 100.0%
               (equivalent to $13.66 per share
                  on 852,134 shares outstanding) .................. $11,640,561
                                                                    ===========

1Zero Coupon Bonds.
+Aggregate cost for Federal income tax purposes is identical.






    The Notes to Financial Statements are an integral part of this statement.

Lexington Convertible Securities Fund
Statement of Assets and Liabilities
December 31, 1995 (unaudited)




Assets
Investments, at value (cost $9,063,036) (Note 1) ..............................................   $11,641,890
Cash ..........................................................................................        43,758
Receivable for shares sold ....................................................................         5,750
Dividends and interest receivable .............................................................        30,960
                                                                                                  -----------
        Total Assets ..........................................................................    11,722,358
                                                                                                  -----------


Liabilities
Due to Lexington Management Corporation (Note 2) ..............................................         9,240
Payable for shares redeemed ...................................................................         3,822
Accrued expenses ..............................................................................        41,518
Distribution payable ..........................................................................        27,217
                                                                                                  -----------
        Total Liabilities .....................................................................        81,797
                                                                                                  -----------


Net Assets (equivalent to $13.66 per share on 852,134 shares outstanding) (Note 5) ............   $11,640,561
                                                                                                  ===========

Net Assets consist of:
Capital stock-unlimited number of shares of beneficial interest; $.10 par value per share .....   $    85,213
Additional paid-in capital (Note 1) ...........................................................     8,972,198
Undistributed net investment income ...........................................................         4,296
Net unrealized appreciation of investments ....................................................     2,578,854
                                                                                                  -----------
        NET ASSETS ............................................................................   $11,640,561
                                                                                                  ===========


   The Notes to Financial Statements are an integral part of this statement.

Left Col.

Lexington Convertible Securities Fund
Statement of Operations
Year ended December 31, 1995

Investment Income
Income
  Dividends ........................  $  12,534
  Interest .........................    357,879
                                      ---------
    Total investment income ........                $  370,413

Expenses
  Investment advisory fee
    (Note 2) .......................     98,554
  Accounting and shareholder
    expenses (Note 2) ..............     17,035
  Custodian and transfer agent
    expenses .......................     18,003
  Printing and mailing .............     24,075
  Directors' fees and expenses .....     10,656
  Audit and legal ..................     18,515
  Registration fees ................     18,450
  Distribution fees (Note 3) .......     24,638
  Computer processing fees .........      7,741
  Other expenses ...................     10,554
                                      ---------
    Total expenses .................                   248,221
                                                    ----------
      Net investment income ........                   122,192

Realized and Unrealized Gain
  on Investments (Note 4)
  Net realized gain on
    investments ....................                   214,468
  Net change in unrealized
    appreciation on
      investments ..................                 1,367,719
                                                    ----------
      Net realized and unrealized
        gain on investments ........                 1,582,187
                                                    ----------
Increase in Net Assets Resulting
  from Operations ..................                $1,704,379
                                                    ==========



  The Notes to Financial Statements are an integral part of these statements.

Right Col.


Lexington Convertible Securities Fund
Statements of Changes in Net Assets
Years ended December 31, 1995 and 1994


                                                   1995             1994
                                               -----------       ----------

Net investment income .......................   $  122,192        $  43,322
Net realized gain from investment
  transactions ..............................      214,468        1,345,654
Increase (decrease) in unrealized
  appreciation of investments ...............    1,367,719       (1,290,437)
                                               -----------       ----------
     Net increase in net assets
        resulting from operations ...........    1,704,379           98,539
Distributions to shareholders
  from net investment income ................     (122,375)         (38,843)
Distributions to shareholders
  from net realized gains on
  security transactions .....................     (187,645)      (1,345,654)
Distributions to shareholders
  in excess of net realized gains
  on security transactions
  (Note 1) ..................................         -             (30,554)
Increase in net assets from capital
  share transactions (Note 5) ...............    2,128,812        1,115,202
                                               -----------       ----------
    Net increase (decrease)
      in net assets .........................    3,523,171         (201,310)

Net Assets
  Beginning of period .......................    8,117,390        8,318,700
                                               -----------       ----------
  End of period (including
    undistributed net investment
    income of $4,296 and
     $4,479, respectively) ..................  $11,640,561       $8,117,390
                                               ===========       ==========

Lexington Convertible Securities Fund
Notes to Financial Statements
December 31, 1995 and 1994


1.  Significant Accounting Policies

Lexington Convertible Securities Fund (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is total return which it seeks to achieve by providing capital appreciation, current income and conservation of the shareholders capital. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments As authorized by the Trustees, securities are valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal institutional-size trading units of such securities. Debt securities are valued at the mean between the current bid and asked price. Equity securities listed on a national securities exchange are valued at the last reported sales price; if no sales price is reported for that day the mean between the current bid and asked price is used. Over-the-counter securities are valued at the mean of the latest bid and asked prices. Securities for which market quotations are not readily available and other securities are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis. In computing net investment income, the Fund amortizes premiums and does not accrue discounts on convertible fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

    Federal Income Taxes It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made.

    Distributions In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of December 31, 1995, book and tax basis differences amounting to $3,731 have been reclassified from distributions in excess of net realized gains on investments to additional paid-in capital. As of December 31, 1994, book and tax differences amounting to $5,732 have been reclassified from distributions in excess of net realized gains on investments and undistributed net investment income to additional paid-in capital. Distributions in excess of net realized gains reflect temporary book-tax differences arising from Internal Revenue Code Excise Tax distribution requirements and associated post-October Loss deferral provisions, which effectively allow the deferral of net realized capital losses to the next tax year.


2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with the Fund's former advisor, Ariston Capital Management Corporation ("Ariston"), under which Ariston provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Ariston, LMC pays Ariston a monthly sub-advisory fee at the annual rate of .75% of the Fund's average daily net assets up to $7 million and .50% of the Fund's average daily net assets in excess of $7 million.

Lexington Convertible Securities Fund
Notes to Financial Statements
December 31, 1995 and 1994 (continued)

2.  Investment Advisory Fee and Other Transactions with Affiliate (continued)

The investment advisory contract provides that the total annual expenses of the Fund (including managment fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1995.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund but paid by LMC.


3.  Distribution Plan

The Fund has a distribution plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Fund Distributors, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1995 were $24,638 which are set forth in the statement of operations.


4.  Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments  for the year ended
December  31,  1995,  excluding  short-term  securities,   were  $1,856,988  and
$575,602,  respectively.

At December 31, 1995, aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost amounted to $2,613,684 and aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value amounted to $34,830.


5.  Capital Stock

Transactions in capital stock were as follows:

                                                           Year ended                      Year ended
                                                        December 31, 1995               December 31, 1994
                                                    -------------------------       -----------------------
                                                      Shares         Amount         Shares          Amount
                                                      ------         ------         ------          ------

Shares sold ......................................   343,017       $4,367,587        98,659       $1,371,098
Shares issued on reinvestment of dividends .......    20,620          276,053       107,920        1,275,408
                                                     -------       ----------        ------       ----------
                                                     363,637        4,643,640       206,579        2,646,506
Shares redeemed ..................................  (197,366)      (2,514,828)     (110,489)      (1,531,304)
                                                     -------       ----------        ------       ----------
Net increase .....................................   166,271       $2,128,812        96,090       $1,115,202
                                                     =======       ==========        ======       ==========


Lexington Convertible Securities Fund
Financial Highlights
Selected per share data for a share outstanding throughout the period:


                                                                   Year Ended December 31,
                                                      --------------------------------------------------
                                                       1995      1994       1993       1992       1991
                                                       ----      ----       ----       ----       ----


Net asset value, beginning of period ..............   $11.84     $14.10     $13.80     $12.41    $ 8.74
                                                      ------     ------     ------     ------    ------

Income from investment operations:
  Net investment income ...........................     0.15       0.08        -         0.18      0.22
  Net realized and unrealized gain on
    investment ....................................     2.04       0.10       0.89       1.39      3.68
                                                      ------     ------     ------     ------    ------
Total income from investment operations ...........     2.19       0.18       0.89       1.57      3.90
                                                      ------     ------     ------     ------    ------

Less distributions:
  Dividends from net investment income ............    (0.15)     (0.07)       -        (0.18)    (0.23)
  Distributions from capital gains ................    (0.22)     (2.32)     (0.59)       -         -
  Distributions in excess of capital gains
    (temporary book-tax difference) ...............      -         (.05)       -          -          -
                                                      ------     ------     ------     ------    ------
Total distributions ...............................    (0.37)     (2.44)     (0.59)     (0.18)    (0.23)
                                                      ------     ------     ------     ------    ------
Net asset value, end of period ....................   $13.66     $11.84     $14.10     $13.80    $12.41
                                                      ======     ======     ======     ======    ======
Total return ......................................   18.63%      1.30%      6.53%     12.82%    45.06%

Ratio to average net assets:
  Expenses, before reimbursement ..................    2.52%      2.81%      2.76%      3.02%     3.42%
  Expenses, net of reimbursement ..................    2.52%      2.75%      2.76%      2.32%     2.50%
  Net investment income (loss), before
    reimbursement .................................    1.24%      0.50%     (0.04%)     0.70%     1.14%
Net investment income (loss) ......................    1.24%      0.56%     (0.04%)     1.40%     2.06%
Portfolio turnover ................................   11.23%     38.14%      6.53%     12.58%    29.46%
Net assets at end of period  (000's omitted) ......  $11,641     $8,117     $8,319     $7,180    $6,599


Independent Auditors' Report
The Board of Trustees and Shareholders
Lexington Convertible Securities Fund:


We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Convertible Securities Fund as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991 were audited by other auditors whose reports thereon, dated January 18, 1992, expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Convertible Securities Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the four-year period ended December 31, 1995, in conformity with generally accepted accounting principles.
                                                           KPMG Peat Marwick LLP


New York, New York
January 29, 1996

Right Col.

The Lexington Group of
No Load Investment Companies

Lexington Worldwide Emerging Markets Fund, Inc.-Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Global Fund, Inc.-Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States. Lexington International Fund, Inc.-Seeks long-term growth of capital through investment in companies domiciled in foreign countries.

Lexington Crosby Small Cap Asia Growth Fund, Inc.-Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington  Ramirez  Global  Income  Fund-Seeks  high  current  income.   Capital
appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Lexington Goldfund, Inc.-Seeks capital appreciation through investment in gold bullion and shares of gold mining companies.

Lexington Growth and Income Fund, Inc.-Seeks capital appreciation over the long-term through investments in the stocks of large, ably managed and well financed companies.

Lexington Corporate Leaders Trust Fund-Seeks capital growth and reasonable income through investment in an equal number of shares of an established list of American blue chip corporations.

Lexington SmallCap Value Fund, Inc.-Seeks long-term capital appreciation through investment in common stocks of companies domiciled in the United States with a market capitalization of less than $1 billion.

Lexington Convertible Securities Fund-Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock.

Lexington GNMA Income Fund, Inc.-Seeks to achieve a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

Lexington Money Market Trust-Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short-term money market instruments.

Lexington  Tax Free Money Fund,  Inc.-Seeks  current  income exempt from Federal
income  taxes  while   maintaining   stability  of   principal,   liquidity  and
preservation of capital.


For more complete information about any of the Lexington Funds and a prospectus which includes management fee and expenses call the distributor toll-free at 1-800-526-0056. Read the prospectus carefully before you invest or send money.

Left Col.


LEXINGTON
INVESTOR SERVICES
--------------------------------------------------------------------------------

As a Lexington shareholder, you should be aware of the many services available to you.

No Load-The Lexington Funds are no load funds. That is, investments and redemptions are made without any sales charges, commissions or redemption fees.

                                ----------------

Free Telephone Exchange-Investments in the Lexington Funds may be exchanged for shares of a different Lexington Fund at any time.

                                ----------------

Check Writing Privileges-Lexington Money Market Trust and Lexington Tax Free Money Fund permit investors immediate access to their funds with check writing for withdrawals from their account.

                                ----------------

Tax Sheltered Plans-IRA, Keogh, Pension, and Profit Sharing Prototype Plans are available to qualified individuals. These plans offer investment flexibility through the Share Exchange Service, simplified record keeping, convenience and investment supervision.

                                ----------------

Custodial Accounts for Minors-Investments may be made on behalf of minors under the Uniform Gifts to Minors Act currently in effect in all states.

                                ----------------

Systematic Withdrawal Plan-An investor may elect to receive a fixed amount from his or her account each month or quarter, subject to certain minimums.

                                ----------------

Complete Record Keeping-A statement is provided for every transaction in addition to a year-end statement with tax information.

Left Col.

Lexington Convertible Securities Fund


Investment Adviser
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663



Sub-Adviser
ARISTON CAPITAL MANAGEMENT CORPORATION
40 Lake Bellevue Drive-Suite 220
Bellevue, Washington 98005


Distributor
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663




         --------------------------------------------------
             All shareholder requests for services of any kind should be sent to:

             Transfer Agent
         --------------------------------------------------
             STATE STREET BANK AND
             TRUST COMPANY
             c/o National Financial Data Services
             1004 Baltimore
             Kansas City, Missouri 64105

             Or call toll free:
             Service and Sales: 1-800-526-0056
             24 Hour Account Information:
             1-800-526-0052
         --------------------------------------------------



--------------------------------------------------------------------------------
(800) 526-0052

                                    "LEXLINE"
                   24 hour toll-free telephone access to your

                             Lexington Fund account

                     Price/Yield*Account Balances*Exchanges*

               Last Transactions*Total Return*Duplicate Statements

--------------------------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Convertible Securities Fund and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.






Right Col.








                                    LEXINGTON

















                                    LEXINGTON

                                   CONVERTIBLE
                                   SECURITIES
                                      FUND

                                  (filled box)

                              The Fund's investment
                           objective is total return,
                            which it seeks to achieve
                          by providing current income,
                            capital appreciation and
                            conservation of capital.

                                  (filled box)

                                  ANNUAL REPORT
                                DECEMBER 31, 1995
                             The Lexington Group of
                                     No Load
                              Investment Companies